                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    June 30, 1996
                                                      -------------------

                        Physicians Resource Group, Inc.
     --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-13778              76-0456864
     -----------------            ------------       --------------------
(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)


       Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
- --------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)


  Registrant's telephone number, including area code    (214) 982-8200
                                                      -------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         LAKELAND ACQUISITION

         Physicians Resource Group, Inc., a Delaware corporation (the "Company") and wholly-owned corporate or partnership subsidiaries of the Company (collectively, "Lakeland Merger Subs"), entered into Agreements and Plans of Merger (the "Lakeland Acquisition Agreements") with the following ophthalmological practices (the "Lakeland Practices") and physicians: Central Florida Eye Associates, P.A., Central Florida Eye Associates Partners, G.C.R. Investors, Ronald Case, M.D., Brian Renz, M.D., Teo Kulyk, M.D. and Jay Mulaney, M.D.

         Pursuant to such agreements, on June 30, 1996, Lakeland Merger Subs acquired (the "Lakeland Acquisitions"), with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Lakeland Practices. The respective Lakeland Merger Subs intend to provide the use of such assets to the respective ophthalmological practices from which they were acquired pursuant to the terms of the management services agreements entered into at the time of the Lakeland Acquisitions.

         To the best knowledge of the Company, at the time of the Lakeland Acquisitions there was no material relationship between (i) the Lakeland Practices, Ronald Case, M.D., Brian Renz, M.D., Teo Kulyk, M.D., and Jay Mulaney, M.D., on the one hand, and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

         The aggregate consideration paid by the Company as a result of the Lakeland Acquisitions was 281,832 shares of the common stock, par value $.01 per share, of the Company and the assumption of certain liabilities. The acquisition consideration for such acquisitions was determined by arms-length negotiations between the parties to the applicable acquisition agreements.

         CAMPBELL ACQUISITION

         The Company and a wholly-owned subsidiary of the Company ("Campbell Merger Sub"), entered into an Agreements and Plan of Merger (the "Campbell Acquisition Agreement") with the following ophthalmological practices (the "Campbell Practices") and physician: South Texas Retina Affiliates, Inc., South Texas Retina Consultants, L.L.P., Charles H. Campbell, M.D., P.A. and Charles H. Campbell, M.D.

         Pursuant to such agreement, on July 3, 1996, Campbell Merger Sub acquired (the "Campbell Acquisition"), with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Campbell Practices. Campbell Merger Sub intends to provide the use of such assets to the respective ophthalmological practices from which they were acquired pursuant to the terms of the management services agreement entered into at the time of the Campbell Acquisition.

         To the best knowledge of the Company, at the time of the Campbell Acquisition there was no material relationship between (i) the Campbell Practices and Charles H. Campbell, M.D. on the one hand, and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

         The aggregate consideration paid by the Company as a result of the Campbell Acquisition was 160,919 shares of the common stock, par value $.01 per share, of the Company and the assumption of certain liabilities. The acquisition consideration for such acquisitions was determined by arms-length negotiations between the parties to the applicable acquisition agreements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         It is impractical for the registrant to file the otherwise required financial statements at this time. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.


         (c)     Exhibits.

Exhibit No.                                     Description
- -----------                                     -----------
  2.1     -        Agreement and Plan of Merger by and among Central Florida Eye Associates, P.A.,
                   Ronald Case, M.D., Brian Renz, M.D., Teo Kulyk, M.D., Jay Mulaney, M.D., PRG FL
                   Acquisition Corporation, and Physicians Resource Group, Inc. (1)

  2.2     -        Agreement and Plan of Merger by and among G.C.R. Investors, Ronald Case, M.D.
                   Brian Renz, M.D., Jay Mulaney, M.D., PRG FL Partnership I, and Physicians
                   Resource Group, Inc. (1)

  2.3     -        Agreement and Plan of Merger by and among Central Florida Eye Associates, Partners,
                   Ronald Case, M.D., Brian Renz, M.D., Teo Kulyk, M.D., Jay Mulaney, M.D., PRG FL
                   Partnership II, and Physicians Resource Group, Inc. (1)

  2.4     -        Agreement and Plan of Merger by and among South Texas Retina Affiliates, Inc.,
                   South Texas Retina Consultants, L.L.P., Charles H. Campbell, M.D., P.A., Charles
                   H. Campbell, M.D., PRG TX Acquisition Corp. I and Physicians Resource Group, Inc. (1)

  4.1     -        Restated Certificate of Incorporation of Physicians Resource Group, Inc.(2)

  4.2     -        Certificate of Designations, Preferences, Rights and Limitations of Class A Preferred
                   Stock of Physicians Resource Group, Inc.(2)

  4.3     -        Third Amended and Restated Bylaws of Physicians Resource Group, Inc.(3)

  4.4     -        Form of Warrant Certificate(2)

  4.5     -        Rights Agreement dated as of April 19, 1996 between Physicians Resource Group, Inc. and
                   Chemical Mellon Shareholder Services(4)

  4.6     -        Form of certificate evidencing ownership of Common Stock of Physicians Resource Group, Inc.(2)

- -------------------


  (1)     -        Filed herewith.

  (2)     -        Previously filed as an exhibit to the Company's
                   Registration Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

  (3)     -        Previously filed as an exhibit to the Company's Annual
                   Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

  (4)     -        Previously filed as an exhibit to the Company's
                   Registration Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHYSICIANS RESOURCE GROUP, INC.



Date:  July 12, 1996                    By:/s/ Richard J. D'Amico
                                           -------------------------------------
                                               Richard J. D'Amico
                                               Senior Vice President and
                                               General Counsel

                                 Exhibit Index


Exhibit No.                                     Description
- -----------                                     -----------
  2.1     -        Agreement and Plan of Merger by and among Central Florida Eye Associates, P.A.,
                   Ronald Case, M.D., Brian Renz, M.D., Teo Kulyk, M.D., Jay Mulaney, M.D., PRG FL
                   Acquisition Corporation, and Physicians Resource Group, Inc. (1)

  2.2     -        Agreement and Plan of Merger by and among G.C.R. Investors, Ronald Case, M.D.
                   Brian Renz, M.D., Jay Mulaney, M.D., PRG FL Partnership I, and Physicians
                   Resource Group, Inc. (1)

  2.3     -        Agreement and Plan of Merger by and among Central Florida Eye Associates, Partners,
                   Ronald Case, M.D., Brian Renz, M.D., Teo Kulyk, M.D., Jay Mulaney, M.D., PRG FL
                   Partnership II, and Physicians Resource Group, Inc. (1)

  2.4     -        Agreement and Plan of Merger by and among South Texas Retina Affiliates, Inc.,
                   South Texas Retina Consultants, L.L.P., Charles H. Campbell, M.D., P.A., Charles
                   H. Campbell, M.D., PRG TX Acquisition Corp. I and Physicians Resource Group, Inc. (1)

  4.1     -        Restated Certificate of Incorporation of Physicians Resource Group, Inc.(2)

  4.2     -        Certificate of Designations, Preferences, Rights and Limitations of Class A Preferred
                   Stock of Physicians Resource Group, Inc.(2)

  4.3     -        Third Amended and Restated Bylaws of Physicians Resource Group, Inc.(3)

  4.4     -        Form of Warrant Certificate(2)

  4.5     -        Rights Agreement dated as of April 19, 1996 between Physicians Resource Group, Inc. and
                   Chemical Mellon Shareholder Services(4)

  4.6     -        Form of certificate evidencing ownership of Common Stock of Physicians Resource Group, Inc.(2)

- -------------------


  (1)     -        Filed herewith.

  (2)     -        Previously filed as an exhibit to the Company's
                   Registration Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

  (3)     -        Previously filed as an exhibit to the Company's Annual
                   Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

  (4)     -        Previously filed as an exhibit to the Company's
                   Registration Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.